As Filed with the Securities and Exchange Commission on September 12, 1996


                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                ------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3).


[ ] Fee computed on table below per Exchange Act Rules 14(a)-6(i)(4) and 0-11.

      1)  Title of each class of securities to which transaction applies:
          ---------------------------------------------------------------------
      2)  Aggregate number of securities to which transaction applies:
          ---------------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          ---------------------------------------------------------------------
      4)  Proposed maximum aggregate value of transaction:
          ---------------------------------------------------------------------
      5)  Total Fee Paid:
          ---------------------------------------------------------------------

[X]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:

          ---------------------------------------------------------------------
      2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
      3)  Filing Party:

          ---------------------------------------------------------------------
      4)  Date Filed:

          ----------------------------------------------------------------------

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                      PRUDENTIAL'S INVESTMENT PLAN ACCOUNT
                        PRUDENTIAL'S ANNUITY PLAN ACCOUNT
                       PRUDENTIAL'S ANNUITY PLAN ACCOUNT-2

                                     BOX 59
                           MINNEAPOLIS, MN 55440-8757

Dear Planholder:

Prudential's Gibraltar Fund will hold its annual meeting of stockholders in the offices of The Prudential Insurance Company of America, Prudential Plaza, 751 Broad Street, Newark, New Jersey on Tuesday, October 1, 1996, at 9:00 a.m. E.D.T.

You, as a Planholder under a Systematic Investment Plan or a Variable Annuity Contract that participates in one of the Accounts of the Prudential Financial Security Program named above, are entitled to instruct The Prudential how to vote a number of shares of the Common Stock of the Fund related to your interest in the Accounts as of the close of business on August 9, 1996. The attached Notice and Statement Concerning the Annual Meeting of Stockholders of Prudential's Gibraltar Fund set forth the matters to be considered at the meeting.

Please take a few minutes to consider these matters and then exercise your right to give your instructions by completing, dating and signing the enclosed voting instruction form. Included is a self-addressed and postage-paid envelope for your convenience. In order to be given effect, your voting instructions must be received not later than Thursday, September 26, 1996.

I wish to thank you in advance for taking this opportunity to give us your instructions in the conduct of our Program.


                                        Sincerely yours,


                                          /s/ MENDEL A. MELZER
                                          --------------------------------
                                              Mendel A. Melzer
                                              Chief Financial Officer
                                              Money Management Group

September 13, 1996

                           PRUDENTIAL'S GIBRALTAR FUND

                                     BOX 59
                           MINNEAPOLIS, MN 55440-8757

                           NOTICE OF ANNUAL MEETING OF
                    STOCKHOLDERS OF THE FUND--OCTOBER 1, 1996


The annual meeting of stockholders of Prudential's Gibraltar Fund will be held in the offices of The Prudential Insurance Company of America, Prudential Plaza, 751 Broad Street, Newark, New Jersey on Tuesday, October 1, 1996, at 9:00 a.m. E.D.T. for the following purposes:

1. To elect a Board of five directors, each of whom shall serve for an indefinite term if Proposal No. 3 is adopted;

2. To ratify the Board's selection of Price Waterhouse LLP as independent public accountant for the Fund;

3.   To approve the Agreement of Merger; and

4. To transact such other business as may properly come before the meeting. By order of the Board of Directors.


                                                      Thomas C. Castano
                                                      Secretary

                            STATEMENT CONCERNING THE
                        ANNUAL MEETING OF STOCKHOLDERS OF
                           PRUDENTIAL'S GIBRALTAR FUND

                                 OCTOBER 1, 1996

The Prudential Insurance Company of America (The Prudential) and the Board of Directors of Prudential's Gibraltar Fund (Fund) are hereby soliciting voting instructions for the annual meeting of stockholders of the Fund to be held on October 1, 1996, and at any and all adjournments thereof. The approximate date on which this statement and the voting instruction form will first be sent to Planholders is September 13, 1996.

There are 24,172,655 votes eligible to be cast at the meeting, representing the number of shares of Common Stock of the Fund held as of the close of business on August 9, 1996 in the Prudential's Gibraltar Fund made up of Prudential's Investment Plan Account, Prudential's Annuity Plan Account and Prudential's Annuity Plan Account-2 (Accounts) of the Prudential Financial Security Program as the result of the sale of Systematic Investment Plans and Variable Annuity Contracts by The Prudential. Shares of Common Stock are held by the Accounts as follows: Prudential's Investment Plan Account 19,477,802 shares; Prudential's Annuity Plan Account 194,401 shares; and Prudential's Annuity Plan Account-2 4,500,452 shares.

Each Planholder of a Systematic Investment Plan or Variable Annuity Contract issued in connection with the Accounts is entitled to have the number of Fund shares related to his or her interest in the Accounts voted in accordance with his or her instructions. If a Planholder submits a properly executed voting instruction form but omits instructions with respect to any item or items, The Prudential will vote the appropriate number of Fund shares as if such Planholder had given instructions to vote for approval of such item or items. The Prudential will vote Fund shares held in each Account for which it does not receive properly executed instruction forms in the same proportion as it votes Fund shares held in that Account for which it does receive such forms.

Voting instructions, in order to be effective, must be received by The Prudential prior to the close of business on September 26, 1996. Such instructions may be revoked provided written notice of revocation is received by The Prudential at Box 59, Minneapolis, MN 55440-8757, prior to the close of business on September 26, 1996. This solicitation is being made by mail, but it may also be by telephone or personal interview. The Prudential will bear the cost.

Upon request, the Fund will furnish, without charge, a copy of the Fund's most recent annual report and the most recent semi-annual report succeeding the annual report, if any, to any Planholder. If you wish to obtain copies of these reports, mail a request to Prudential, Prudential Plaza, Newark, New Jersey 07102, or call 1-800-445-4571.

1. ELECTION OF DIRECTORS

The By-laws of the Fund authorize the Board of Directors to establish the number of directors at not less than three, nor more than nine. The Board has been established at five members, and these are elected annually by the stockholders. Each director serves until the next annual meeting of stockholders or until a successor is duly elected and qualified. If Proposal No. 3 is approved, then each director will serve an indefinite term. The Board held two meetings during 1995.

The voting instruction form provides that unless The Prudential is directed otherwise, a properly executed form will be voted for the election of the persons listed below, all of whom have agreed to serve if elected. None of the nominees are the record or beneficial owner of any interest in any separate account of The Prudential which holds Fund shares.


NOMINEE AND OTHER
POSITIONS WITH THE FUND                                                               PERIOD OF SERVICE
(IF ANY)                      PRINCIPAL OCCUPATION FOR THE LAST FIVE YEARS              AS DIRECTOR
- ---------------------------------------------------------------------------------------------------------

Mendel A. Melzer*             Chief Financial Officer, Money Management                   November, 1995
 Chairman of the Board         Group of The Prudential since 1995; Senior Vice                to date
 (age 35)                      President and Chief Financial Officer of
                               Prudential Preferred Financial Services from
                               1993 to 1995; Managing Director, Equity Management
                               Assocs. of the Prudential from 1991 to 1993.

Jonathan M. Greene*           President, Money Management Group of                        To commence
 (age 52)                      The Prudential since March 1996; Vice                          October 1996
                               President, T. Rowe Price prior to 1996.

Saul K. Fenster               President of New Jersey Institute of Technology             September, 1985
 (age 63)                      since 1978.                                                    to date

W. Scott McDonald, Jr.        Principal, Scott McDonald & Associates since April            September, 1985
 (age 59)                     1995; Executive Vice President, Fairleigh Dickinson             to date
                              University prior to April 1995.

Joseph Weber                  Vice President, Interclass (international corporate         September, 1985
 (age 72)                      learning) since 1990.                                          to date


- -----------------

* Mr. Melzer and Mr. Greene are interested persons as that term is defined in the Investment Company Act of 1940 (1940 Act), of The Prudential, its affiliates and the Fund, because they are officers and/or affiliated persons of The Prudential, the investment advisor to the Fund. The duties of Mr. Melzer and Mr. Greene include overall responsibility for the development, introduction and ongoing administration of individual type products established by The Prudential and its subsidiaries.


Certain actions of the Board, including the annual continuance of the Investment Advisory Contract between the Fund and The Prudential, must be approved by a majority of the members of the Board who are not interested persons of The Prudential, its affiliates or the Fund. Messrs. Fenster, McDonald and Weber are not interested persons of The Prudential, its affiliates or the Fund. However, Mr. Fenster is President of the New Jersey Institute of Technology. The Prudential has issued a group annuity contract to the New Jersey Institute of Technology and provides group life and group health insurance to its employees.

If any nominee should not be able to serve as a director, or for good cause will not serve, The Prudential will vote for the election of such other person as it may nominate. The Board has no standing nominating or compensation committees, nor are there any other committees performing similar functions. The Board of Directors has no formal audit or similar committee. Nonetheless, those directors of the Fund who are not interested persons of the Fund periodically meet at their discretion with representatives of the Fund's independent public accountant. No interested person of the Fund or The Prudential is present at such meetings.


COMPENSATION OF DIRECTORS AND OFFICERS

The Fund pays all compensation to directors who are not affiliated with Prudential. Compensation information for there directors appears on the table below.


                                                                                TOTAL 1995
                                                PENSION OR                     COMPENSATION
                                                RETIREMENT      ESTIMATED     RELATED TO THE
                              AGGREGATE          BENEFITS         TOTAL       FUND AND OTHER
                                1995            ACCRUED AS       ANNUAL         PRUDENTIAL-
                            COMPENSATION          PART OF       BENEFITS          RELATED
                             RELATED TO          THE FUND         UPON          INVESTMENT
NAME                          THE FUND           EXPENSES      RETIREMENT        COMPANIES
- ----                          --------           --------      ----------        ---------

Saul K. Fenster ..........    $8,400               None            None            $22,000
W. Scott McDonald, Jr. ....   $8,400               None            None            $22,000
Joseph Weber .............    $8,400               None            None            $22,000


- --------------


(1) During 1995, Mr. Fenster served on the Board or Committee of 4 Prudential-related investment companies. Of his 1995 compensation, $5,600 was paid by Prudential, and $16,400 was paid by Prudential-related investment companies.

(2) During 1995, Mr. McDonald served on the Board or Committee of 4 Prudential-related investment companies. Of his 1995 compensation, $5,600 was paid by Prudential, and $16,400 was paid by Prudential-related investment companies.

(3)  During 1995, Mr. Weber served on the Board or Committee of 5
     Prudential-related investment companies. Of his 1995 compensation, $8,400 was paid by Prudential, and $16,400 was paid by Prudential-related investment companies.


No director or officer of the Fund who is also an officer, director or employee of The Prudential or its subsidiaries receives any remuneration for his or her services to the Fund. In addition to Mr. Melzer the following are officers of the Fund:


NAME AND POSITION WITH THE FUND        PRINCIPAL OCCUPATION FOR THE LAST FIVE YEARS
- -------------------------------        --------------------------------------------
Eugene S. Stark                        First Vice President, Prudential Mutual Fund Management, Inc.
 Comptroller since 5/01/96               since 1990.
 (age 38)

Thomas C. Castano                      Assistant General Counsel of The Prudential
 Secretary and Treasurer               since 1990.
 since 9/9/92
 (age 49)


INVESTMENT MANAGEMENT AND ADMINISTRATION


Prudential is the Fund's investment adviser. Prudential has entered into a service agreement with its wholly-owned subsidiary. The Prudential Investment Corporation ("PIC"), Prudential Plaza, Newark, New Jersey 07102, pursuant to which PIC provides substantially all investment management services for the Fund, subject to Prudential's supervision. Prudential continues to have reponsibility for all investment advisory services under its investment management agreement with the Account. Pursuant to the service agreement between Prudential and PIC, Prudential reimburses PIC for its costs and expenses. Prudential Mutual Fund Investment Management, a division of PIC, supplies the investment services with respect to equity securities.


Pruco Securities Corporation, 1111 Durham Avenue, South Plainfield, New Jersey 07080, a wholly-owned indirect subsidiary of Prudential, is the principal underwriter of the Fund's shares.

The Prudential pays all expenses of the Fund not covered by the investment management agreement (except for the fees and expenses of members of the Fund's Board of Directors who are not officers or employees of The Prudential, brokers' commissions, transfer taxes and other charges and fees attributable to investment transactions, and any other local, state or federal taxes).

2.   RATIFICATION OF THE BOARD'S SELECTION OF INDEPENDENT PUBLIC
     ACCOUNTANT

In August, 1996, the Fund's Board of Directors voted to employ Price Waterhouse LLP as independent public accountant for the Fund. Price Waterhouse LLP has no direct or material indirect financial interest in the Fund.

Price Waterhouse LLP replaces Deloitte & Touche LLP who resigned as the Fund's independent public accountant subsequent to a decision by The Prudential to change its independent public accountant from Deloitte & Touche LLP to Price Waterhouse LLP. These actions were not taken because of any disagreement between The Prudential and Deloitte & Touche LLP or between Deloitte & Touche LLP and the Fund. Deloitte & Touche LLP's reports for the last two years did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. No disagreement of a type that an independent public accountant would refer to in its report occurred between Deloitte & Touche LLP and Prudential or the Fund. Price Waterhouse LLP's auditing charges (which are paid by Prudential for the Fund) are approximately the same as those of Deloitte & Touche LLP.

The Board of Directors has no formal audit or similar committee. Nonetheless, those directors of the Fund who are not interested persons of the Fund periodically meet at their discretion with representatives of the Fund's independent public accountant. No interested person of the Fund or The Prudential is present at such meetings.


Currently, a decision of the Board concerning the selection or continuance of the employment of the Fund's independent public accountant is subject to annual ratification or rejection by shareholders at the annual meeting. If the recommended Agreement of Merger as described below in Proposal 3 is approved, the By-laws of the Fund will be amended so that ratification or rejection of the selection of an independent public accountant selected by the Board will occur only at annual meetings that by applicable law are required to be held. The Board recommends ratification of Price Waterhouse LLP as the Fund's independent public accountant. It is anticipated that one or more representatives of Price Waterhouse LLP will attend this year's annual meeting, that they will have an opportunity to make a statement if they desire to do so, and that they will also be available to respond to appropriate questions. It is not anticipated that representives of Deloitte & Touche LLP will attend the meeting.


3. APPROVAL OF AN AGREEMENT OF MERGER REINCORPORATING THE FUND UNDER THE LAWS OF THE STATE OF MARYLAND

GENERAL

The Board of Directors of the Fund has approved and recommends that the stockholders of the Fund approve the Agreement of Merger (the "Agreement of Merger"), a copy of which is attached as Exhibit A to this Proxy Statement, which would change the Fund's state of incorporation from Delaware to Maryland (the "Reincorporation").

There are two primary purposes for the Reincorporation. First, the Reincorporation will eliminate the Fund's annual franchise tax payment. In fiscal 1995, the Fund paid the State of Delaware franchise taxes of $39,033. The State of Maryland has no franchise tax. Second, the Reincorporation will eliminate the need for annual stockholder meetings on routine matters. While Delaware corporations must always hold annual stockholder meetings, Maryland corporations that are registered under the 1940 Act, such as the Fund, need only hold annual meetings when required by the 1940 Act.

The Reincorporation will not result in a change in the Fund's business, management, directors, location of principal executive office, capitalization, assets, liabilities or net asset value. The Fund will have new articles of incorporation and by-laws which, as described below, differ from its current articles and by-laws.

To effect the Reincorporation, the Fund (sometimes referred to as "PGF-Delaware") will be merged into a new Maryland corporation, named Prudential's Gibraltar Fund, Inc. ("PGF-Maryland") (the "Merger"). The addition of "Inc." to the Fund's name satisfies a requirement of Maryland law. Prior to the Merger, PGF-Maryland will issue 100 shares, all of them to PGF-Delaware. PGF-Delaware, as sole shareholder of PGF-Maryland, will (1) elect the directors of PGF-Delaware as directors of PGF-Maryland, (2) ratify the selection of PGF-Delaware's independent accountant as the independent accountant for PGF-Maryland, and (3) approve agreements for PGF-Maryland that are identical to the current agreements in effect for PGF-Delaware, including the investment advisory agreement with The Prudential, the Administrative Services Agreement with The Prudential, the distribution agreement with Pruco Securities Corporation, and the custody agreement with Chemical Bank. A vote to approve this proposal constitutes approval of these proposed actions by PGF-Delaware, which are designed to ensure that PGF-Maryland operates in the same manner as PGF-Delaware.

When the Merger becomes effective, (i) PGF-Delaware will cease to exist, (ii) PGF-Maryland will succeed, to the fullest extent permitted by law, to all of the business, assets and liabilities of PGF-Delaware, and (iii) each share of Common Stock of PGF-Delaware ("PGF-Delaware Common Stock") will be automatically converted into a corresponding share of the Class A Common Stock of PGF-Maryland ("PGF-Maryland Common Stock") and the outstanding shares of PGF-Maryland held by PGF-Delaware will be surrendered and extinguished. As noted above, PGF-Maryland will operate under advisory, administrative, custodial and other agreements that are identical to the current agreements, except that PGF-Maryland, rather than PGF-Delaware, will be the party to those agreements.

Under the Agreement of Merger, the Board of Directors retains discretion to abandon or terminate the Reincorporation after receipt of stockholder approval, but prior to filing the necessary documentation with the States of Delaware and Maryland, if the Board of Directors determines the Reincorporation is no longer in the best interest of the Fund and its stockholders.

Following the Merger, the Fund will be a Maryland corporation and the rights of its stockholders, directors and officers will be governed by Maryland law and by PGF-Maryland's articles of incorporation (the "Maryland Charter") and by-laws (the "Maryland By-Laws"), rather than by Delaware law and the Fund's existing Restated Certificate of Incorporation, as amended, and Amended and Restated By-Laws (the "Delaware Charter" and the "Delaware By-Laws," respectively). A copy of the Maryland Charter is attached hereto as Exhibit B. Copies of the Delaware Charter, the Maryland By-Laws and the Delaware By-Laws are available for inspection at the principal offices of the Fund and will be sent to stockholders at no charge upon request directed to the Fund's Secretary at Prudential Plaza, Newark, New Jersey 07102.

DIFFERENCES BETWEEN PGF-DELAWARE AND PGF-MARYLAND

A discussion of the material differences between PGF-Delaware and PGF-Maryland appears below. This discussion is not intended to be complete and is qualified in its entirety by reference to Exhibit B attached hereto and to the Delaware Charter, the Delaware By-Laws, the Maryland By-Laws, and Delaware and Maryland law.

Annual Meeting. As noted above, Delaware law requires that all corporations hold annual meetings of stockholders. Maryland law, by contrast, has a special rule applicable to registered investment companies, such as the Fund. A Maryland corporation registered under the 1940 Act need only hold an annual meeting in a year in which the 1940 Act requires that directors be elected. Currently, the 1940 Act requires that if at any time less than a majority of the directors holding office have been elected by stockholders, then the board or a proper officer shall cause to be held as promptly as possible (and in any event less than 60 days) a stockholders' meeting for the purpose of electing directors to fill any existing vacancies, unless the Securities and Exchange Commission shall by order extend such period. Currently, the 1940 Act permits a board to fill vacancies on the board if immediately after filling such vacancy at least two-thirds of the directors then holding office have been elected by stockholders.

Stockholders' Inspection Rights. Delaware law allows any stockholder to inspect the corporation's stock ledger, stockholders' list and other books and records for a purpose reasonably related to such person's interest as a stockholder, provided that the stockholder complies with the statutory requirement of a written demand. During the ten days preceding a stockholder meeting, a stockholder may inspect the stockholders' list for any purpose germane to that meeting. Under Maryland law, one or more stockholders who together are and for at least six months have been stockholders of record or holders of voting trust certificates of at least 5% of the outstanding stock of any class may inspect the corporation's books of account and stock ledger, request a statement of the corporation's affairs and request a stockholders' list. Any stockholder may inspect the by-laws, minutes of proceedings of the stockholders, annual statements of affairs and voting trust agreements on file of a Maryland corporation and may request a statement showing all stock and securities issued by the corporation during a specified period of not more than 12 months before the date of the request. Consequently, under Maryland law, stockholders may not have access to the corporation's books of account and stock ledger or request a statement of the corporation's affairs or a stockholders' list, which are available to any stockholder under Delaware law, unless the stockholder owns a significant amount of stock or joins with other stockholders in making such a request.

Stockholder Action Without a Meeting. Delaware law allows stockholders to take action without a meeting, without prior notice and without a vote, if written consents signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted is delivered to the corporation. Maryland law provides that stockholders may take such action only upon unanimous written consent.

Indemnification. Under Delaware law, directors and officers, as well as other employees and agents of a corporation, may be indemnified against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with threatened, pending or completed actions, suits or proceedings, whether civil, criminal, administrative or investigative (other than a "derivative action," which is an action by or in the right of the corporation), if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceedings, had no reasonable cause to believe their conduct was unlawful. A similar standard applies with regard to derivative actions, except that indemnification is permitted only for expenses (including attorneys' fees) incurred in connection with defense or settlement of such action.

In contrast, Maryland law provides that a director, officer, employee or agent may be indemnified for such service unless it is established that (i) the act or omission of the person was material to the matter giving rise to the proceeding and either was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit in money, property, or services; or (iii) in the case of any criminal proceeding, the person had reasonable cause to believe that the act or omission was unlawful. The standard under Maryland law, which permits indemnification unless the person commits a "bad act," may give the Board of Directors greater discretion to indemnify directors, officers, employees and agents than the "good faith" standard of conduct under Delaware law.

Additional Classes of Shares. PGF-Delaware has only one class of shares. The Maryland Charter currently authorizes the issuance of shares of one class, which are equivalent to the existing PGF-Delaware shares. The Maryland Charter, however, also establishes ten additional classes without any authorized shares. The Board of Directors could authorize the issuance of shares of those ten classes, but there is no current intention to do so. The additional classes could be used, for example, to create separate investment funds, technically separate series of a series investment company. For most purposes, each fund (i.e., series) would be treated under the federal securities law as a separate investment company. Election of directors and ratification of accountants would continue to be voted on by stockholders of all classes as a whole.

Investment Restrictions. Article 9 of the Delaware By-Laws lists a variety of restrictions imposed by the 1940 Act and New Jersey Insurance law. While the Maryland By-Laws contain no similar provisions, PGF-Maryland is required to, and will, continue to operate in accordance with the investment objective, policies and restrictions set forth in the prospectus as well as applicable law.

Amendment of By-Laws. The Delaware By-Laws permit the Board of Directors to amend most by-laws without shareholder approval, but require shareholder approval to amend certain by-laws relating to the investment objective, purchases and redemption of shares, and amendment of the by-laws. The Maryland By-Laws permit the Board of Directors to amend any of the by-laws without shareholder approval.

Redemption of Shares. Neither the Delaware Charter nor the Delaware By-Laws expressly authorize PGF-Delaware to redeem shares unless the shareholder requests their redemption. The Maryland Charter authorizes PGF-Maryland to redeem shares without shareholder authorization under certain limited circumstances: (i) to prevent PGF-Delaware from being deemed a "personal holding company" under the tax law; (ii) if the value of the shares in an account is less than $1000, and the shareholder owning that account does not purchase additional shares to raise the value to $1000 within sixty days of being given notice that the value of the account has fallen below $1000; or (iii) if the net income with respect to a class of shares should be negative. The authority to redeem shares under these circumstances is beneficial to the Fund for purposes of maintaining favorable tax treatment, complying with the requirements of the 1940 Act, and securing the efficient administration of the Fund.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

Counsel has advised the Fund that, for federal income tax purposes, the Merger will constitute a reorganization under Section 368 of the Internal Revenue Code of 1986, as amended, no gain or loss will be recognized by the holders of PGF-Delaware Common Stock as a result of the Merger, no gain or loss will be recognized by PGF-Delaware or PGF-Maryland as a result of the Merger, and PGF-Maryland will succeed, without adjustment, to the tax attributes of PGF-Delaware. Each stockholder will have the same basis in the shares of PGF-Maryland Common Stock received in the Merger as in the shares of PGF-Delaware Common Stock held immediately prior to the time the Merger becomes effective. The holding period of the shares of the PGF-Maryland Common Stock will include the period during which the corresponding shares of PGF-Delaware Common Stock were held, provided that such corresponding shares were held as a capital asset at the time of effectiveness of the Merger.

CONSEQUENCES IF PROPOSAL IS NOT APPROVED

If this Proposal is not approved by the stockholders, the Fund will continue to operate as a Delaware corporation, pay Delaware franchise taxes and hold annual meetings. In the future, the Fund's Board of Directors may seek certain amendments to the Delaware Charter or re-submit a proposal to the stockholders asking them to approve the reincorporation of the Fund in the State of Maryland.

REQUIRED VOTE

Approval of the proposed Reincorporation will require the affirmative vote of a majority of the outstanding stock entitled to vote thereon. For this purpose, abstentions will have the effect of a vote to disapprove the proposed Reincorporation.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE TO "APPROVE" THE AGREEMENT OF MERGER REINCORPORATING THE FUND UNDER THE LAWS OF THE STATE OF MARYLAND.

4. OTHER MATTERS

Management is not currently aware of any other matters that will be considered at the meeting. However, unless authority is withheld, The Prudential may vote properly executed voting instructions forms in accordance with its best judgment on any other business that properly comes before the meeting.

NOTE FOR 1997 ANNUAL MEETING

In the event that Proposal 3 is not approved by stockholders, any proposal which a Planholder under a Systematic Investment Plan or Variable Annuity Contract issued in connection with the Accounts of the Prudential Financial Security Program intends to be presented at the 1997 Annual Meeting of the Fund, must be received by The Prudential at its administrative offices located at 213 Washington Street, Newark, New Jersey 07102-2992, no later than June 1, 1997, for possible inclusion in the proxy materials for that meeting. If Proposal 3 is approved by stockholders, the Fund will no longer hold annual meetings and all proposals received from Planholders will be retained for possible inclusion in the proxy materials for the next stockholders meeting.

                                                                      EXHIBIT A

                               AGREEMENT OF MERGER

                                       OF

                           PRUDENTIAL'S GIBRALTAR FUND
                            (A DELAWARE CORPORATION)

                                       AND

                        PRUDENTIAL'S GIBRALTAR FUND, INC.
                            (A MARYLAND CORPORATION)

AGREEMENT OF MERGER entered into on __________ by PRUDENTIAL'S GIBRALTAR FUND ("Gibraltar-Delaware"), a Delaware corporation, and PRUDENTIAL'S GIBRALTAR FUND, INC. ("Gibraltar-Maryland"), a Maryland corporation.

WHEREAS Gibraltar-Delaware is a business corporation of the State of Delaware with its registered office therein located at No. 100 West Tenth Street, City of Wilmington, County of New Castle; and

WHEREAS the total number of shares of stock which Gibraltar-Delaware has authority to issue is seventy-five-million (75,000,000), all of which are of one class and of a par value of $1 each; and

WHEREAS the Board of Directors of Gibraltar-Delaware by resolution adopted on August 14, 1996 approved this Agreement of Merger; and

WHEREAS Gibraltar-Maryland is a business corporation of the State of Maryland with its principal office therein located at c/o CSC--Lawyers Incorporating Service Company, 11 East Chase Street, City of Baltimore; and

WHEREAS the total number of shares of stock which Gibraltar-Maryland has authority to issue is seventy-five-million (75,000,000), of which seventy-five-million (75,000,000) are of one class and of a par value of $0.01 each, and of which zero (0) are of ten other classes; and

WHEREAS the Board of Directors of Gibraltar-Maryland by resolution adopted on ___________ approved this Agreement of Merger; and

WHEREAS the General Corporation Law of the State of Delaware permits a merger of a business corporation of the State of Delaware with and into a business corporation of another jurisdiction; and

WHEREAS Maryland law permits the merger of a business corporation of another jurisdiction with and into a business corporation of the State of Maryland; and

WHEREAS Gibraltar-Delaware and Gibraltar-Maryland and the respective Boards of Directors thereof deem it advisable and to the advantage, welfare, and best interests of said corporations and their respective stockholders to merge Gibraltar-Delaware with and into Gibraltar-Maryland pursuant to the provisions of the General Corporation Law of the State of Delaware and pursuant to the provisions of Maryland law upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly entered into by Gibraltar-Delaware and approved by a resolution adopted by its Board of Directors and being thereunto duly entered into by Gibraltar-Maryland and approved by a resolution adopted by its Board of Directors, the Agreement of Merger and the terms and conditions thereof and the mode of carrying the same into effect, together with any provisions required or permitted to be set forth therein, are hereby determined and agreed upon as hereinafter set forth in this Agreement.

1. Gibraltar-Delaware and Gibraltar-Maryland shall, pursuant to the provisions of the General Corporation Law of the State of Delaware and to the provisions of Maryland law, be merged with and into a single corporation, to wit, Gibraltar-Maryland which shall be the surviving corporation from and after the effective time of the merger, and which is sometimes hereinafter referred to as the "surviving corporation," and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of Maryland law. The separate existence of Gibraltar-Delaware, which is sometimes hereinafter referred to as the "terminating corporation," shall cease at said effective time in accordance with the provisions of the General Corporation Law of the State of Delaware.

2. Annexed hereto and made a part hereof is a copy of the Articles of Incorporation of the surviving corporation as the same shall be in force and effect at the effective time in the State of Maryland of the merger herein provided for; and said Articles of Incorporation shall continue to be the Articles of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of Maryland law.

3. The present By-Laws of the surviving corporation will be the By-Laws of said surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the Articles of Incorporation of the surviving corporation and the provisions of Maryland law.

4. The directors and officers in office of the terminating corporation at the effective time of the merger shall be the members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the Articles of Incorporation and By-Laws of the surviving corporation.

5. Each issued share of the terminating corporation shall, from and after the effective time of the merger, be converted into one (1) Class A share of the surviving corporation. The issued shares of the surviving corporation, all of which are held by the terminating corporation, shall be surrendered and extinguished and returned to the status of authorized but unissued shares of the surviving corporation.

6. The surviving corporation does hereby agree that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of the terminating corporation, as well as for enforcement of any obligation of the surviving corporation arising from the merger herein provided for, including any suit or other proceeding to enforce the right of any stockholder of the terminating corporation as and when determined in appraisal proceedings pursuant to the provisions of Section 262 of the General Corporation Law of the State of Delaware; does hereby irrevocably appoint the Secretary of State of the State of Delaware as its agent to accept service of process in any such suit or other proceedings; and does hereby specify the following address without the State of Delaware to which a copy of such process shall be mailed by the Secretary of State of the State of Delaware: Prudential's Gibraltar Fund, Inc., c/o The Prudential Insurance Company of America, Prudential Plaza, Newark, New Jersey 07102.

7. In the event that this Agreement of Merger shall have been fully approved and adopted upon behalf of the terminating corporation in accordance with the provisions of the General Corporation Law of the State of Delaware and upon behalf of the surviving corporation in accordance with the provisions of Maryland law, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of Delaware and by the laws of the State of Maryland, and that they will cause to be performed all necessary acts within the State of Delaware and the State of Maryland and elsewhere to effectuate the merger herein provided for.

8. The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement of Merger or of the merger herein provided for.

9. Notwithstanding the full approval and adoption of this Agreement of Merger, the said Agreement of Merger may be terminated at any time prior to the filing thereof of a certificate of merger with the Secretary of State of the State of Delaware or at any time prior to the filing of any requisite merger documents with the Secretary of State of Maryland in the event that the Board of Directors determines that the proposed merger is no longer in the best interests of Gibraltar-Delaware.

IN WITNESS WHEREOF, this Agreement of Merger is hereby executed upon behalf of each of the constituent corporations parties thereto.

Date: __________

                                   PRUDENTIAL'S GIBRALTAR FUND
                                    (Delaware)

                                     By:
                                        -----------------------------------

                                   PRUDENTIAL'S GIBRALTAR FUND, INC.
                                    (Maryland)

                                     By:
                                        -----------------------------------

                                                                      EXHIBIT B

                            ARTICLES OF INCORPORATION

                                       OF

                        PRUDENTIAL'S GIBRALTAR FUND, INC.

                                     * * * *

                                    ARTICLE I

THE UNDERSIGNED, Michael K. Isenman, whose post office address is 1800 Massachusetts Avenue, N.W., Washington, DC 20036, being at least eighteen years of age, does hereby act as an incorporator, under and by virtue of the General Laws of the State of Maryland authorizing the formation of corporations and with the intention of forming a corporation.

                                   ARTICLE II

The name of the Corporation is:

     PRUDENTIAL'S GIBRALTAR FUND, INC.

                                   ARTICLE III

The purpose for which the Corporation is formed is to act as an open-end diversified management investment company under the Investment Company Act of 1940, as amended.

                                   ARTICLE IV

The Corporation is expressly empowered as follows:

(1) To hold, invest and reinvest its assets in securities and other investments or to hold part or all of its assets in cash.

(2) To issue and sell shares of its capital stock in such amounts and on such terms and conditions and for such purposes and for such amount or kind of consideration as may now or hereafter be permitted by law.

(3) To redeem, purchase or otherwise acquire, hold, dispose of, resell, transfer, reissue or cancel (all without the vote or consent of the stockholders of the Corporation) shares of its capital stock, in any manner and to the extent now or hereafter permitted by law and by these Articles of Incorporation.

(4) To enter into a written contract or contracts with any person or persons providing for a delegation of the management of all or part of this Corporation's securities portfolio(s) and also for the delegation of the performance of various administrative or corporate functions, subject to the direction of the Board of Directors. Any such contract or contracts may be made with any person even though such person may be an officer, other employee, director or stockholder of this Corporation or a corporation, partnership, trust or association in which any such officer, other employee, director or stockholder may be interested.

(5) To enter into a written contract or contracts appointing one or more distributors or agents or both for the sale of the shares of the Corporation on such terms and conditions as the Board of Directors of this Corporation may deem reasonable and proper, and to allow such person or persons a commission on the sale of such shares. Any such contract or contracts may be made with any person even though such person may be an officer, other employee, director or stockholder of this Corporation or a corporation, partnership, trust or association in which any such officer, other employee, director or stockholder may be interested.

(6) To enter into a written contract or contracts employing such custodian or custodians for the safekeeping of the property of the Corporation and of its shares, such accounting services agent or agents, such dividend disbursing agent or agents, and such transfer agent or agents and registrar or registrars for its shares, on such terms and conditions as the Board of Directors of this Corporation may deem reasonable and proper for the conduct of the affairs of the Corporation, and to pay the fees and disbursements of such custodians, accounting services agents, dividend disbursing agents, transfer agents, and registrars out of the income and/or any other property of the Corporation. Notwithstanding any other provisions of these Articles of Incorporation or the By-laws of the Corporation, the Board of Directors may cause any or all of the property of the Corporation to be transferred to, or to be acquired and held in the name of, a custodian so appointed or any nominee or nominees of this Corporation or nominee or nominees of such custodian satisfactory to the Board of Directors.

(7) To employ the same person, partnership (general or limited), association, trust or corporation in any multiple capacity under Sections (4), (5) and
     (6) of this Article, who may receive compensation from the Corporation in as many capacities in which such person, partnership (general or limited), association, trust or corporation shall serve the Corporation.

(8) To do any and all such further acts or things and to exercise any and all such further powers or rights as may be necessary, incidental, relative, conducive, appropriate or desirable for the accomplishment, carrying out or attainment of the purposes stated in Article III hereof.

The Corporation shall be authorized to exercise and enjoy all of the powers, rights and privileges granted to, or conferred upon, corporations by the General Laws of the State of Maryland now or hereafter in force, and the enumeration of the foregoing shall not be deemed to exclude any powers, rights or privileges so granted or conferred.

                                    ARTICLE V

The post office address of the principal office of the Corporation in the State of Maryland is c/o CSC--Lawyers Incorporating Service Company, 11 East Chase Street, Baltimore, Maryland 21202. The name of the resident agent of the Corporation in this State is CSC--Lawyers Incorporating Service Company, a corporation of this State, and the post office address of the resident agent is 11 East Chase Street, Baltimore, Maryland 21202.

                                   ARTICLE VI

(1) The total number of shares of capital stock which the Corporation shall have authority to issue is Seventy Five Million (75,000,000) shares, of the par value of One Cent ($0.01) per share and of the aggregate par value of Seven Hundred Fifty Thousand Dollars ($750,000). The shares shall be divided into eleven classes of Common Stock, with Class A shares to consist of Seventy Five Million (75,000,000) shares and each of the remaining ten classes of Zero (0) shares. The Board of Directors may designate the name of each such class. The Board of Directors, without stockholder approval, may increase or decrease the aggregate number of shares of stock of any class as permitted by Maryland law.

(2) Any fractional share shall carry proportionately all the rights of a whole share, excepting any right to receive a certificate evidencing such fractional share, but including, without limitation, the right to vote and the right to receive dividends.

(3) All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of these Articles of Incorporation and the By-laws of the Corporation.

(4) Unless otherwise provided by the Board of Directors pursuant to Section (6) of this Article VI, the stockholders of the Corporation shall be entitled to one vote for each share of stock of the Corporation, irrespective of the class, then standing in his or her name on the books of the Corporation and on any matter submitted to a vote of stockholders, all shares of the Corporation then issued and outstanding and entitled to vote shall be voted in the aggregate and not by class except that: (i) when expressly required by law, shares shall be voted by individual class and (ii) only shares of the respective classes affected by a matter shall be entitled to vote on any such matter.

(5) Unless otherwise provided by the Board of Directors pursuant to Section (6) of this Article VI or unless otherwise provided by these Articles of Incorporation, each class of stock of the Corporation shall have the following powers, preferences or other special rights, and the qualifications, restrictions, and limitations thereof shall be as follows:

     (i) the shares of each class shall have no preference, preemptive, conversion, exchange or similar rights and shall be freely transferable.

     (ii) the Board of Directors may from time to time declare and pay dividends or distributions, in stock or in cash, on any or all classes of stock, the amount of such dividends and distributions and the payment thereof shall be wholly in the discretion of the Board of Directors. Dividends or distributions on shares of any class of stock shall be paid only out of the earned surplus or other lawfully available assets belonging to such class.

(6) The Board of Directors shall have authority by resolution to reclassify any authorized but unissued shares of capital stock from time to time by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of the capital stock. Subject to the provisions of Sections (7), (8), and (9) of this Article VI and applicable law, the power of the Board of Directors to reclassify any of the shares of capital stock shall include, without limitation, authority to reclassify any such stock into a class or classes of capital stock and to divide and classify shares of any class into one or more series of such class, by determining, fixing or altering one or more of the following:

     (i) The distinctive designation of such class or series; provided that, unless otherwise prohibited by the terms of such class or series, the number of shares of any class or series may be decreased by the Board of Directors in connection with any reclassification of unissued shares and the number of shares of such class or series may be increased by the Board of Directors in connection with any such reclassification, and any shares of any class or series which have been redeemed, purchased or otherwise acquired by the Corporation shall remain part of the authorized capital stock and be subject to reclassification as provided herein.

     (ii) Whether or not and, if so, the rates, amounts and times at which, and the conditions under which, dividends shall be payable on shares of such class or series.

     (iii) Whether or not shares of such class or series shall have voting rights, in addition to any voting rights provided by law and, if so, the terms of such voting rights.

     (iv) The rights of the holders of shares of such class or series upon the liquidation, dissolution or winding up of the affairs of, or upon any distribution of the assets of, the Corporation.

     (v) Any other rights, restrictions, including restrictions on transferability, and qualifications of shares of such class or series, not inconsistent with law and these Articles of Incorporation.

(7) All consideration received by the Corporation for the issue or sale of stock of any class, together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to the class of shares of stock with respect to which such assets, payments or funds were received by the Corporation for all purposes, subject only to the rights of creditors, and shall be so handled upon the books of account of the Corporation. Such assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form, are herein referred to as "assets belonging to" such class.

(8) In the event of the liquidation or dissolution of the Corporation, stockholders of each class shall be entitled to receive, as a class, out of the assets of the Corporation available for distribution to stockholders, but other than general assets not belonging to any particular class of stock, the assets belonging to such class; and the assets so distributable to the stockholders of any class shall be distributed among such stockholders in proportion to the number of shares of such class held by them and recorded on the books of the Corporation. In the event that there are any general assets not belonging to any particular class of stock and available for distribution, such distribution shall be made to the holders of stock of all classes in proportion to the asset value of the respective classes determined as hereinafter provided.

(9) The assets belonging to any class of stock shall be charged with the liabilities in respect to such class, and shall also be charged with such class's share of the general liabilities of the Corporation, in proportion to the asset value of the respective classes determined as hereinafter provided. The determination of the Board of Directors shall be conclusive as to the amount of such liabilities, including the amount of accrued expenses and reserves; as to any allocation of the same to a given class; and as to whether the same, or general assets of the Corporation, are allocable to one or more classes. The liabilities so allocated to a class are herein referred to as "liabilities belonging to" such class.

                                   ARTICLE VII

(1) The number of directors of the Corporation shall be five (5), which number may be increased or decreased pursuant to the By-laws of the Corporation but shall never be less than three (3). The names of the directors who shall act until the first meeting of stockholders and until their successors are duly elected and qualify are:

                   Mendel A. Melzer;
                   Jonathan M. Greene;
                   Saul K. Fenster;
                   W. Scott McDonald, Jr.; and
                   Joseph Weber.

(2) No holder of stock of the Corporation shall, as such holder, have any right to purchase or subscribe for any shares of the capital stock of the Corporation or any other security of the Corporation which it may issue or sell (whether out of the number of shares authorized by these Articles of Incorporation, or out of any shares of the capital stock of the Corporation acquired by it after the issue thereof, or otherwise) other than such right, if any, as the Board of Directors, in its discretion, may determine.

(3) Each director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the General Laws of the State of Maryland and the Investment Company Act of 1940, now or hereafter in force, including the advance of related expenses.

                                  ARTICLE VIII

(1) To the extent the Corporation has funds or other property legally available therefor, each holder of shares of capital stock of the Corporation shall be entitled to require the Corporation to redeem all or any part of the shares of capital stock of the Corporation standing in the name of such holder on the books of the Corporation, and all shares of capital stock issued by the Corporation shall be subject to redemption by the Corporation, at the redemption price of such shares as in effect from time to time as may be determined by the Board of Directors of the Corporation in accordance with the provisions hereof, subject to the right of the Board of Directors of the Corporation to suspend the right of redemption of shares of capital stock of the Corporation or postpone the date of payment of such redemption price in accordance with provisions of applicable law. Without limiting the generality of the foregoing, the Corporation shall, to the extent permitted by applicable law, have the right at any time to redeem the shares owned by any holder of capital stock of the Corporation (i) if such redemption is, in the opinion of the Board of Directors of the Corporation, desirable in order to prevent the Corporation from being deemed a "personal holding company" within the meaning of the Internal Revenue Code, as amended, (ii) if the value of such shares in the account maintained by the Corporation or its transfer agent for any class of stock is less than $1,000.00 (One Thousand Dollars); provided, however, that each stockholder shall be notified that the value of his account is less than $1,000.00 and allowed sixty days to make additional purchases of shares before such redemption is processed by the Corporation, or (iii) if the net income for dividend purposes with respect to any particular class of shares should be negative or it should otherwise be appropriate to carry out the Corporation's responsibilities under the Investment Company Act of 1940, in each case subject to such further terms and conditions as the Board of Directors of the Corporation may from time to time adopt. The redemption price of shares of capital stock of the Corporation shall, except as otherwise provided in this section, be the net asset value thereof as determined by the Board of Directors of the Corporation from time to time in accordance with the provisions of applicable law, less such redemption fee or other charge, if any, as may be fixed by resolution of the Board of Directors of the Corporation. Payment of the redemption price shall be made in cash by the Corporation at such time and in such manner as may be determined from time to time by the Board of Directors of the Corporation unless, in the opinion of the Board of Directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable; in such event the Corporation may make payment wholly or partly in securities or other property included in the assets belonging or allocable to the class of the shares redemption of which is being sought, the value of which shall be determined as provided herein. When the net income for dividend purposes with respect to any particular class of shares is negative or whenever deemed appropriate by the Board of Directors in order to carry out the Corporation's responsibilities under the Investment Company Act of 1940, the Corporation may, without payment of monetary compensation but in consideration of the interest of the Corporation and the stockholders in maintaining a constant net asset value per share of such class, redeem pro rata from each stockholder of record on such day, such number of full and fractional shares of the Corporation's common stock of such class, as may be necessary to reduce the aggregate number of outstanding shares in order to permit the net asset value thereof to remain constant.

(2) Each holder of any class of stock of the Corporation, who surrenders his certificate in good delivery form to the Corporation or, if the shares in question are not represented by certificates, who delivers to the Corporation a written request in good order signed by the stockholder, shall, to the extent permitted by the By-laws or by resolution of the Board of Directors, be entitled to convert the shares in question on the basis hereinafter set forth, into shares of stock of any other class of the Corporation. The Corporation shall determine the net asset value, as provided herein, of the shares to be converted and may deduct therefrom a conversion cost, in an amount determined within the discretion of the Board of Directors. The Corporation shall issue to the stockholder such number of shares of stock of the class desired as, taken at the net asset value thereof determined as provided herein in the same manner and at the same time as that of the shares surrendered, shall equal the net asset value of the shares surrendered, less any conversion cost as aforesaid. Any amount representing a fraction of a share may be paid in cash at the option of the Corporation. Any conversion cost may be paid and/or assigned by the Corporation to the underwriter and/or to any other agency, as it may elect.

                                   ARTICLE IX

Any determination made in good faith, so far as accounting matters are involved, in accordance with accepted accounting practices by or pursuant to the direction of the Board of Directors, as to the amount of assets, obligations or liabilities of the Corporation, as to the amount of net income of the Corporation from dividends and interest for any period or amounts at any time legally available for the payment of dividends, as to the amount of any reserves or charges set up and the propriety thereof, as to the time of or purpose for creating reserves or as to the use, alteration or cancellation of any reserves or charges (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged or shall be then or thereafter required to be paid or discharged), as to the value of any security owned by the Corporation or as to any other matters relating to the issuance, sale, redemption or other acquisition or disposition of securities or shares of capital stock of the Corporation, and any reasonable determination made in good faith by the Board of Directors as to whether any transaction constitutes a purchase of securities on "margin," a sale of securities "short," or an underwriting of the sale of, or a participation in any underwriting or selling group in connection with the public distribution of, any securities, shall be final and conclusive, and shall be binding upon the Corporation and all holders of its capital stock, past, present and future, and shares of the capital stock of the Corporation are issued and sold on the condition and understanding, evidenced by the purchase of shares of capital stock or acceptance of share certificates, that any and all such determinations shall be binding as aforesaid. No provision of these Articles of Incorporation shall be effective to (i) require a waiver of compliance with any provision of the Securities Act of 1933, as amended, or the Investment Company Act of 1940, as amended, or of any valid rule, regulation or order of the Securities and Exchange Commission thereunder or (ii) protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                                    ARTICLE X

The duration of the Corporation shall be perpetual.

                                   ARTICLE XI

(1) The Corporation reserves the right from time to time to make any amendments to these Articles of Incorporation which may now or hereafter be authorized by law, including any amendments changing the terms or contract rights, as expressly set forth in these Articles of Incorporation, of any of its outstanding stock by classification, reclassification or otherwise, but no such amendment which changes such terms or contract rights of any of its outstanding stock shall be valid unless such amendment shall have been authorized by not less than a majority of the aggregate number of the votes entitled to be cast thereon by a vote at a meeting.

(2) Notwithstanding any provision of the General Laws of the State of Maryland requiring any action to be taken or authorized by the affirmative vote of the holders of a designated proportion of the votes of all classes or of any class of stock of the Corporation, such action shall be effective and valid if taken or authorized by the affirmative vote of the holders of a majority of the total number of shares outstanding and entitled to vote thereon, except as otherwise provided herein.

(3) So long as permitted by Maryland law, the books of the Corporation may be kept outside the State of Maryland at such place or places as may be designated from time to time by the Board of Directors or in the By-laws of the Corporation.

(4) In furtherance, and not in limitation, of the powers conferred by the laws of the State of Maryland, the Board of Directors is expressly authorized:

     (i) To make, alter or repeal the By-laws of the Corporation, except where such power is reserved by the By-laws to the stockholders, and except as otherwise required by the Investment Company Act of 1940.

     (ii) From time to time to determine whether and to what extent and at what times and places and under what conditions and regulations the books and accounts of the Corporation, or any of them other than the stock ledger, shall be open to the inspection of the stockholders, and no stockholder shall have any right to inspect any account or book or document of the Corporation, except as conferred by law or authorized by resolution of the Board of Directors or of the stockholders.

    (iii) Without the assent or vote of the stockholders, to authorize the issuance from time to time of shares of the stock of any class of the Corporation, whether now or hereafter authorized, and securities convertible into shares of its stock of any class or classes, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable.

     (iv) Without the assent or vote of the stockholders, to authorize and issue obligations of the Corporation, secured and unsecured, as the Board of Directors may determine, and to authorize and cause to be executed mortgages and liens upon the property of the Corporation, real or personal.

     (v) Notwithstanding anything in these Articles of Incorporation to the contrary, to establish in its absolute discretion the basis or method for determining the value of the assets belonging to any class, the value of the liabilities belonging to any class, and the net asset value of each share of any class of the Corporation for purposes of sales, redemptions, repurchases of shares or otherwise.

     (vi) To determine in accordance with generally accepted accounting principles and practices what constitutes net profits, earnings, surplus or net assets in excess of capital, and to determine what accounting periods shall be used by the Corporation for any purpose, whether annual or any other period, including daily; to set apart out of any funds of the Corporation such reserves for such purposes as it shall determine and to abolish the same; to declare and pay any dividends and distributions in cash, securities or other property from surplus or any funds legally available therefor, at such intervals (which may be as frequently as daily) or on such other periodic basis, as it shall determine; to declare such dividends or distributions by means of a formula or other method of determination, at meetings held less frequently than the frequency of the effectiveness of such declarations; to establish payment dates for dividends or any other distributions on any basis, including dates occurring less frequently than the effectiveness of declarations thereof; and to provide for the payment of declared dividends on a date earlier or later than the specified payment date in the case of stockholders of the Corporation redeeming their entire ownership of shares of any class of the Corporation.

    (vii) In addition to the powers and authorities granted herein and by statute expressly conferred upon it, the Board of Directors is authorized to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of Maryland law, these Articles of Incorporation, and the By-laws of the Corporation.

FSP 152                                                       Printed in U.S.A.